Supplement dated March 20, 2026
to the Prospectus, as supplemented, of the following fund (the Fund):
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Income Builder Fund	6/1/2025
Effective immediately, each of Columbia AAA CLO ETF, Columbia Core Plus Bond ETF, Columbia Corporate Bond ETF, Columbia Research Enhanced International Equity ETF, Columbia Research Enhanced Mid Cap ETF, and Columbia Research Enhanced Small Cap ETF are added to the Underlying Funds in which the Fund may invest. Therefore, the changes described in this Supplement are hereby made to the Fund's prospectus.
Table 1 under the heading "Principal Investment Strategies" in the "More Information About the Fund" section of the Prospectus is hereby revised and replaced with the following information:
Table 1. Investment Category Ranges by Fund
Asset Class (Target Ranges set forth in Table 2)	Investment Category	Eligible Underlying Fund*	(Target Allocation Range—Under Normal Market Conditions)**
Equity	U.S. Large Cap	Columbia Contrarian Core Fund	0-35%
		Columbia Cornerstone Equity Fund	0-35%
		Columbia Cornerstone Growth Fund	0-35%
		Columbia Disciplined Core Fund	0-35%
		Columbia Disciplined Growth Fund	0-35%
		Columbia Disciplined Value Fund	0-35%
		Columbia Dividend Income Fund	0-35%
		Columbia Dividend Opportunity Fund	0-35%
		Columbia Intrinsic Value Fund	0-35%
		Columbia Large Cap Enhanced Core Fund	0-35%
		Columbia Large Cap Growth Opportunity Fund	0-35%
		Columbia Large Cap Index Fund	0-35%
		Columbia Research Enhanced Core ETF	0-35%
		Columbia Research Enhanced Value ETF	0-35%
		Columbia Select Large Cap Growth Fund	0-35%
		Columbia Select Large Cap Value Fund	0-35%
		Columbia U.S. Equity Income ETF	0-35%
	U.S. Mid and Small Cap	Columbia Acorn Fund	0-35%
		Columbia Mid-Cap Index Fund	0-35%
		Columbia Research Enhanced Mid Cap ETF	0-35%
		Columbia Select Mid Cap Growth Fund	0-35%
		Columbia Select Mid Cap Value Fund	0-35%
	U.S. Small Cap	Columbia Research Enhanced Small Cap ETF	0-35%
		Columbia Select Small Cap Value Fund	0-35%
		Columbia Small Cap Growth Fund	0-35%
		Columbia Small Cap Index Fund	0-35%
		Columbia Small Cap Value and Inflection Fund	0-35%
		Columbia Small Cap Value Discovery Fund	0-35%
	Emerging Market Equities	Columbia Emerging Markets Fund	0-35%
		Columbia Greater China Fund	0-35%
	International Developed Equities	Columbia Acorn International	0-35%
		Columbia Acorn International Select	0-35%
		Columbia Acorn European Fund	0-35%
		Columbia Global Value Fund	0-35%
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Asset Class (Target Ranges set forth in Table 2)	Investment Category	Eligible Underlying Fund*	(Target Allocation Range—Under Normal Market Conditions)**
		Columbia International Dividend Income Fund	0-35%
		Columbia International Equity Income ETF	0-35%
		Columbia Overseas Core Fund	0-35%
		Columbia Overseas Value Fund	0-35%
		Columbia Research Enhanced International Equity ETF	0-35%
		Columbia Select Global Equity Fund	0-35%
	Specialty	Columbia Convertible Securities Fund	0-35%
		Columbia Global Technology Growth Fund	0-35%
		Columbia Real Estate Equity Fund	0-35%
		Columbia Research Enhanced Real Estate ETF	0-35%
		Columbia Seligman Technology and Information Fund	0-35%
		Columbia Seligman Global Technology Fund	0-35%
Fixed Income	Government Bonds	Columbia U.S. Treasury Index Fund	0-100%
	U.S. Investment Grade Bonds	Columbia Core Bond ETF	0-100%
		Columbia Core Plus Bond ETF	0-100%
		Columbia Corporate Bond ETF	0-100%
		Columbia Quality Income Fund	0-100%
		Columbia Select Corporate Income Fund	0-100%
		Columbia Total Return Bond Fund	0-100%
	U.S. High Yield Bonds	Columbia High Yield Bond Fund	0-100%
		Columbia Short Duration High Yield ETF	0-100%
		Columbia U.S. High Yield ETF	0-100%
		Columbia Income Opportunities Fund	0-100%
	Floating Rate	Columbia Floating Rate Fund	0-100%
	Emerging Market Bonds	Columbia Emerging Markets Bond Fund	0-100%
	Multi-Sector Bond	Columbia Diversified Fixed-Income Allocation ETF	0-100%
	Short and Ultrashort Bond	Columbia Select Short Corporate Income Fund	0-100%
		Columbia Short Duration Bond ETF	0-100%
		Columbia Short Term Bond Fund	0-100%
		Columbia Ultra Short Term Bond Fund	0-100%
Cash		Columbia Government Money Market Fund	0-15%
		Columbia Short-Term Cash Fund	0-15%
Alternative and Other Strategies		Columbia AAA CLO ETF	0-20%
		Columbia Commodity Strategy Fund	0-20%
		Columbia Flexible Capital Income Fund	0-20%
		Columbia Mortgage Opportunities Fund	0-20%
		Columbia Multi Strategy Alternatives Fund	0-20%
*
A summary of the principal investment strategies of each eligible underlying fund is set forth in Appendix B. A description of the principal risks associated with these Underlying Funds is included in Appendix C. The prospectuses and Statements of Additional Information for the Underlying Funds can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedleus.com. Additional information regarding the Underlying Funds may be found in the Statement of Additional Information. Additional Underlying Funds may be added in the future either in addition to, or to replace, current Underlying Funds in an investment category.
**
Market appreciation or depreciation may cause the Fund to be temporarily outside the ranges identified in the table. The Investment Manager may modify the target allocation ranges only upon approval of the Fund’s Board of Trustees.
The rest of the section remains the same.
The following information is hereby added to "Appendix B" of the Prospectus:
Columbia AAA CLO ETF
Columbia AAA CLO ETF (the Fund) seeks to produce current income and capital preservation.

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The Fund is an actively managed exchange-traded fund (ETF). Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings made for investment purposes) in collateralized loan obligations (CLOs) of any maturity that are rated AAA (or equivalent by a nationally recognized statistical rating organization (NRSRO)) at the time of purchase, or if unrated, determined to be of comparable credit quality. CLOs, which are a type of structured product, are floating- or fixed-rate debt instruments issued by a trust or other special purpose vehicle and backed by an underlying portfolio consisting of corporate loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, which may individually be rated below investment grade or unrated but determined to be of comparable quality by the Fund’s Investment Manager.
After purchase by the Fund, the rating of a CLO may be downgraded below the minimum rating required by the Fund for purchase (for purposes of the Fund’s 80% investment policy described above). In such cases, the Fund will consider whether to continue to hold the CLO.
The Fund may invest its remaining assets in other high-quality CLOs with a minimum rating of BBB- at the time of purchase or if unrated, determined to be of comparable credit quality. No CLO, at the time of purchase by the Fund, will have a rating that is below BBB- (or equivalent by an NRSRO). The Fund may continue to hold a security if it falls below these ratings.
The Fund may purchase CLOs both in the primary (e.g. purchased directly from the issuer) and secondary markets.
The Fund may invest in derivatives, such as forward contracts, futures (including interest rate futures) and swaps (including credit default swaps, credit default swap indexes, and interest rate swaps) for hedging and investment purposes, and to manage interest rate and/or credit exposure of the Fund.
The Fund may invest a portion of its assets in cash or other short-term instruments, such as money market instruments or money market funds, including affiliated funds, while deploying new capital, for liquidity management purposes, managing redemptions, or for risk management purposes.
The Fund is actively managed and does not seek to replicate the composition or performance of an index.
In pursuit of the Fund’s objective, Columbia Management Investment Advisers, LLC (the Investment Manager) identifies CLOs and other instruments for potential investment by conducting credit analysis which typically includes an assessment of the CLO manager, the CLO’s underlying collateral, performance of the CLO and its underlying collateral under various stress scenarios, and an analysis of the CLO’s documentation and structural terms. Once a CLO or other investment is in the portfolio, it is regularly monitored.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Core Bond ETF (formerly known as Columbia Bond Fund)
Columbia Core Bond ETF (the Fund) seeks current income, consistent with minimal fluctuation of principal.
The Fund is an actively managed exchange-traded fund (ETF). Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. The Fund generally invests at least 65% of its assets in debt securities issued by the U.S. Government and its agencies and instrumentalities, debt securities issued by corporations, and mortgage- and other asset-backed securities that, at the time of purchase, are rated in at least one of the three highest rating categories or are unrated but determined to be of comparable quality. The Fund may invest up to 25% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high yield” investments or “junk” bonds).
The Fund may invest up to 25% of its assets in U.S. dollar-denominated foreign debt securities and instruments, including those of foreign governments, non-governmental issuers or other entities, and up to 20% of its assets in preferred stock. The Fund’s dollar-weighted average maturity and duration will vary over time depending on expectations for market and economic conditions.
The Fund may invest in derivatives, such as futures (including interest rate futures) and swaps (including credit default swaps, credit default swap indexes, and interest rate swaps) for hedging and investment purposes, and to manage interest rate and/or credit exposure of the Fund.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
Columbia Core Plus Bond ETF
Columbia Core Plus Bond ETF (the Fund) seeks total return, consisting of current income and capital appreciation.
The Fund is an actively managed exchange-traded fund (ETF). Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in bonds and other debt securities. The Fund may invest in debt instruments issued by U.S. and non-U.S. governments, their agencies,

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authorities or instrumentalities, U.S. and non-U.S. corporate or other non-governmental entities, as well as mortgage- and other asset-backed securities. The Fund may invest up to 20% of its net assets in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds).
The Fund may invest up to 25% of its net assets in foreign investments, including emerging markets.
The Fund may invest in derivatives, such as forward contracts, futures (including interest rate futures) and swaps (including credit default swaps, credit default swap indexes, and interest rate swaps) for hedging and investment purposes, and to manage interest rate and/or credit exposure of the Fund.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund’s investments in mortgage-related securities include investments in stripped mortgage-backed securities such as interest-only (IO) and principal-only (PO) securities.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund generally expects to maintain an effective duration of +/- 2 years relative to the Bloomberg U.S. Aggregate Bond Index.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Corporate Bond ETF
Columbia Corporate Bond ETF (the Fund) seeks to provide total return, consisting of current income and capital appreciation.
The Fund is an actively managed exchange-traded fund (ETF). Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in corporate debt instruments. Corporate debt instruments, including bonds and notes, are debt instruments or securities issued by corporations or other non-government entities. The Fund invests primarily in securities that, at the time of purchase, are rated as investment grade securities or in unrated securities determined to be of comparable quality. The Fund may also invest in debt instruments that, at the time of purchase, are rated below investment grade or are unrated but determined to be of comparable quality (commonly referred to as “high-yield” investments or “junk” bonds). The Fund expects its high-yield investments to be typically as high as 5% of its net assets, but the Fund could be above or below that range at times. Under normal circumstances, the Fund targets duration in the range of three to ten years.
While the Fund typically focuses its investments on debt instruments issued by U.S. corporate issuers and U.S. dollar-denominated debt instruments issued by non-U.S. corporate issuers, the Fund may also invest in non-U.S. dollar-denominated debt instruments issued by foreign corporate issuers. The Fund may also invest up to 20% of its net assets in debt instruments of U.S. and non-U.S. governments, their agencies, authorities or instrumentalities.
The Fund may also invest in asset-backed securities and mortgage-backed securities. The Fund may at times emphasize one or more sectors in selecting its investments, including the financials sector.
The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended, subject to certain regulatory restrictions.
The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and those in a dollar roll transaction.
The Fund may invest in derivatives, such as forward contracts, futures (including interest rate futures) and swaps (including credit default swaps, credit default swap indexes, and interest rate swaps) for hedging and investment purposes, and to manage interest rate and/or credit exposure of the Fund.
The Fund’s investment strategy may involve the frequent trading of portfolio securities.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Research Enhanced International Equity ETF
Columbia Research Enhanced International Equity ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Research Enhanced International Equity Index (the Index).
The Fund is an exchange-traded fund (ETF) that seeks to track the performance of the Beta Advantage® Research Enhanced International Equity Index (the Index). The Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities  (including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)) of companies located in international developed market countries. “International developed market” countries are those included in the Solactive GBS Developed Markets ex North America Large & Mid Cap USD Index (also referred to as

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the Starting Universe). The Index reflects a rules-based strategic beta approach to investing in the companies that comprise the Starting Universe, with the Index designed to seek to achieve stronger total return when compared with the Starting Universe, which is a broad measure of the performance of developed market large- and mid-cap growth and value companies. The Index, like the Starting Universe, and therefore the Fund, typically holds only common stocks and depository receipts.
The Index was developed and is sponsored by the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager). The Index, while calculated and maintained by a third party, Solactive, AG, relies on certain proprietary data of Columbia Management in calculating (or constructing) the Index.
The Index is comprised of a subset of the companies within the Starting Universe. With a starting point of the Solactive GBS Developed Markets ex North America Large & Mid Cap USD Index, the Index was designed to reflect the performance of developed market large- and mid-cap growth and value companies through the application of a rules-based methodology that takes into account company quality, value, and catalyst (e.g., price momentum and business momentum) factors. The Index construction methodology typically results in approximately 225-275 Index holdings, but this range can fluctuate because the Index has no constraints on number of holdings.
The Fund typically utilizes a “representative sampling” strategy whereby the Fund invests in some, but not all, of the component securities of the Index. As such, the Fund may not track the Index with the same degree of accuracy as would an investment vehicle replicating (or investing in) the entire Index. Under certain circumstances or conditions or due to other factors, including, for example, the size of the Fund’s portfolio, the Fund may use a full replication strategy, which means that the Fund would seek to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index.
The Fund may sell securities or other holdings that are represented in the Index or purchase securities or make other investments that are not yet represented in the Index in anticipation of their removal from or addition to the Index.
The Fund is passively managed and thus Columbia Management does not provide day-to-day active management of the Fund’s assets based on its view of the investment merits of a security or company, nor does it conduct fundamental investment research or analysis, or seek to forecast or otherwise consider market movements, conditions, or trends in the day-to-day management of the Fund’s assets. The Fund pursues its investment objective of correlating performance with the Index regardless of market conditions and does not take defensive positions.
From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe and Japan. The Fund concentrates its investments (i.e., holds 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. As of August 31, 2025, the Index was concentrated in the financials and industrials sectors.
The Index is reconstituted semi-annually in May and November.
The Fund may invest up to 20% of its assets in other securities or instruments not included within the Index that the Investment Manager believes will help the Fund track the Index.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Research Enhanced Mid Cap ETF
Columbia Research Enhanced Mid Cap ETF (the Fund) seeks long-term capital appreciation.
The Fund is an actively managed exchange-traded fund (ETF). Under normal circumstances, the Fund invests at least 80% of its assets (including the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies in the Solactive United States 800 Index (the Capitalization Index), which ranged between $515.7 million and $71.7 billion as of June 30, 2025. The market capitalization range and composition of companies in the Capitalization Index are subject to change.
The Fund principally invests in common stocks. The Fund invests in securities of companies that Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) believes offer capital appreciation opportunity.
The Fund applies a rules-based framework to invest, at the time of purchase, in securities that display an attractive profile of company quality, value, and catalyst factors. The securities are evaluated on an industry relative basis, and at the time of the application of the Fund’s rules-based framework, sector weights are neutral relative to the Capitalization Index. The catalyst factors capture momentum, both price and business, and market sentiment for a stock. The Fund's rules-based investment framework categorizes stocks in the Index by industry, and the Investment Manager uses proprietary investment models by industry based on the drivers of return specific to stocks in a particular industry. Stocks are market weighted within the Fund's portfolio, effected periodically, to generally align on a pro rata basis with the Capitalization Index.
The Fund’s rules-based framework for constructing (and making changes to) the Fund’s portfolio generally occurs on at least a semi-annual basis typically in June and December but this could change without notice. In addition to this semi-annual investment process application, Fund holdings are evaluated for sale out of the Fund’s portfolio in the event of issuer bankruptcy, deterioration of the security’s quality, value or company catalyst factors, or other events or conditions. Whether a removed security will be replaced and what the replacement will be is in the discretion of Columbia Management.
The Fund may at times emphasize one or more sectors in selecting its investments.

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The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Columbia Research Enhanced Small Cap ETF
Columbia Research Enhanced Small Cap ETF (the Fund) seeks long-term capital appreciation.
The Fund is an actively managed exchange-traded fund (ETF). Under normal circumstances, the Fund invests at least 80% of its assets (including the amount of any borrowings for investment purposes) in equity securities of companies that have market capitalizations in the range of the companies in the Solactive United States 2000 Index (the Capitalization Index), which ranged between $2.1 million and $8 billion as of June 30, 2025. The market capitalization range and composition of companies in the Capitalization Index are subject to change.
The Fund principally invests in common stocks. The Fund invests in securities of companies that Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) believes offer capital appreciation opportunity.
The Fund applies a rules-based framework to invest, at the time of purchase, in securities that display an attractive profile of company quality, value, and catalyst factors. The securities are evaluated on an industry relative basis, and at the time of the application of the Fund’s rules-based framework, sector weights are neutral relative to the Capitalization Index. The catalyst factors capture momentum, both price and business, and market sentiment for a stock. The Fund's rules-based investment framework categorizes stocks in the Index by industry, and the Investment Manager uses proprietary investment models by industry based on the drivers of return specific to stocks in a particular industry. Stocks are market weighted within the Fund's portfolio, effected periodically, to generally align on a pro rata basis with the Capitalization Index.
The Fund’s rules-based framework for constructing (and making changes to) the Fund’s portfolio generally occurs on at least a semi-annual basis typically in June and December but this could change without notice. In addition to this semi-annual investment process application, Fund holdings are evaluated for sale out of the Fund’s portfolio in the event of issuer bankruptcy, deterioration of the security’s quality, value or company catalyst factors, or other events or conditions. Whether a removed security will be replaced and what the replacement will be is in the discretion of Columbia Management.
The Fund may at times emphasize one or more sectors in selecting its investments.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
The rest of the section remains the same.
The following information is hereby added to "Appendix C" of the Prospectus:
CLO Risk. The Fund’s investments in CLO's are subject to the following risks: (i) distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) CLO's typically will have no significant underlying assets other than their underlying senior secured debt obligations or loans and payments on the CLO's are and will be payable solely from the cash flows from such senior secured debt obligations and/or loans; (iv) the complex structure of the CLO's and their interests may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; (v) CLO's are typically highly levered, and therefore the CLO interests that the Fund may invest in are subject to a higher risk of total loss; (vi) investments in CLO's may be riskier and less transparent to the Fund as CLO investor than direct investments in the underlying companies; (vii) the potential for interruption and deferral of cash flow to the investment in the equity and junior debt tranches of CLO's; (viii) interests in CLO's may be illiquid; (ix) we may invest with collateral managers that have no or limited performance or operating history and may be subject to conflicts of interest, including managing the assets of other clients or other investment vehicles, or receiving fees that incentivize maximizing the yield, and indirectly the risk, of a CLO; (x) the inability of a CLO collateral manager to reinvest the proceeds of any prepayments may adversely affect the Fund's investment; (xi) the loans underlying the CLOs may be sold and replaced resulting in a loss to the Fund; (xii) the Fund may not have direct rights against the underlying borrowers or obligors comprising the CLOs’ investments or the entities that sponsored the CLOs; and (xiii) investments in equity and junior debt tranches of CLOs will likely be subordinate to the other debt tranches of such CLOs, and are subject to a higher degree of risk of total loss. While the Fund invests principally in CLO tranches that are rated AAA or above, such ratings do not constitute a guarantee of credit quality and may be downgraded. To the extent the Fund invests in CLO tranches rated below AAA, the risks of investing in CLOs will be greater. To the extent that the Fund invests in unrated CLO tranches, the Fund’s ability to achieve its investment objective will be more dependent on Fund management’s credit analysis than would be the case when the Fund invests in rated CLO tranches.
Equity Securities Risk. Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.
New Fund Risk (applicable to Columbia AAA CLO ETF, Columbia Core Plus Bond ETF, Columbia Corporate Bond ETF, Columbia Research Enhanced International Equity ETF, Columbia Research Enhanced Mid Cap ETF, and Columbia Research Enhanced Small Cap ETF). The Fund is a newly formed ETF. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.

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Structured Products Risk. Holders of structured products, such as CLO's, bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Investors in structured products generally pay their share of the structured product’s administrative and other expenses. The prices of indices and securities underlying structured products (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments.
Unrated Securities Risk. The Fund may purchase unrated securities which are not rated by a rating agency. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Investment Manager may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities. To the extent that the Fund purchases unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Investment Manager’s creditworthiness analysis than if the Fund invested exclusively in rated securities.
When-Issued, Delayed Settlement and Forward Commitment Transactions, Including U.S. Treasury Floating Rate Notes Risk. When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. Such transactions include floating rate obligations issued by the U.S. Treasury. Securities with floating or variable interest rates can be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general, and generally carry lower yields than fixed notes of the same maturity.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.

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